UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2026

RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

561-757-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Red Violet, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the total number of shares represented in person or by proxy was 12,094,664 of the 14,112,391 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 9, 2026. The following matters were voted upon at the Annual Meeting:

1.
Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2027 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld	Broker Non-Vote

Derek Dubner	8,474,133	1,215,506	2,405,025

William Livek	9,401,190	288,449	2,405,025

Steven Rubin	4,346,340	5,343,299	2,405,025

Lisa Stanton	9,421,726	267,913	2,405,025

Greg Strakosch	9,530,425	159,214	2,405,025

2.
Ratification of Independent Public Accounting Firm for 2026. The stockholders voted to ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026. The stockholder vote was as follows:

Votes	12,083,156	FOR the resolution

Votes	9,602	AGAINST the resolution

Votes	1,906	ABSTAIN

There were no broker non-votes for this proposal.

3.
Say on Pay. The stockholders voted to approve, on an advisory basis, the Company’s named executive officers’ compensation for 2025, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

Votes	8,925,718	FOR the resolution

Votes	238,311	AGAINST the resolution

Votes	525,610	ABSTAIN

There were 2,405,025 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: June 5, 2026	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer (Principal Executive Officer)